                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 26, 1998 relating to the financial statements, which appears in StarBase Corporation's Annual Report on Form 10-KSB for the year ended March 31, 1999.


PricewaterhouseCoopers LLP

Costa Mesa, California
December 10, 1999